                                   EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We issued our report dated January 17, 2003, accompanying the consolidated financial statements incorporated by reference in the Annual Report of Royal Bancshares of Pennsylvania, Inc. and Subsidiaries on Form 10-K for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the Company's Registration Statements on Form S-8 (File No. 333-25855).



/s/ Grant Thornton, LLP
----------------------------
Philadelphia, Pennsylvania
March 26, 2003

                                 CERTIFICATION


    I, Joseph P. Campbell, Chief Executive Officer, certify that:

        1. I have reviewed this annual report on Form 10-K of Royal Bancshares of Pennsylvania;

        2. Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstance under which such statements were made, not misleading with respect to the period covered by this annual report;

        3. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

               (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared:

               (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of date within 90 days prior to filling date of this annual report(the Evaluation Date); and

               (c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

               (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

               (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

        6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to date their evaluation, including any corrective actions with regard to significant deficiencies and material weakness.



Dated: March 27, 2003


/s/ Joseph P. Campbell
----------------------------
Chief Executive Officer

                                 CERTIFICATION


    I, Jeffrey T. Hanuscin, Chief Financial Officer, certify that:

        1. I have reviewed this annual report on Form 10-K of Royal Bancshares of Pennsylvania;

        1. Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstance under which such statements were made, not misleading with respect to the period covered by this annual report;

        2. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        3. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

               a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared:

               b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of date within 90 days prior to filling date of this annual report(the Evaluation Date); and

               c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        4. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

               a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

        5. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to date their evaluation, including any corrective actions with regard to significant deficiencies and material weakness.



Dated: March 27, 2003

/s/ Jeffrey T. Hanuscin
----------------------------
Chief Financial Officer